Greenpoint Mortgage Funding Trust 2006-AR3
Mortgage Pass-Through Certificates, Series 2006-AR3
Computational Materials (Page 2)
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New Issue Computational Materials

$1,915,168,000 (Approximate)

Greenpoint Mortgage Funding Trust 2006-AR3
Issuing Entity

Mortgage Pass-Through Certificates, Series 2006-AR3

Structured Asset Mortgage Investments II Inc.
Depositor

EMC Mortgage Corporation
Sponsor and Servicer

Wells Fargo Bank, National Association
Trustee

Bear, Stearns & Co. Inc.
Underwriter

March 21, 2006

                                              STATEMENT REGARDING FREE WRITING PROSPECTUS
The issuing  entity has filed a  registration  statement  (including  a  prospectus)  with the SEC for the  offering to which this free writing prospectus  relates.  Before you invest,  you should read the prospectus in the registration  statement and other documents the depositor has filed with the SEC for more complete  information  about the depositor,  the issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.
This free  writing  prospectus  does not contain all  information  that is  required  to be  included  in the base  prospectus  and the
prospectus   supplement.   Please   click   here   http://www.bearstearns.com/prospectus/sami   or   visit   the   following   website:
"www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering.
The Information in this free writing prospectus is preliminary and is subject to completion or change.
The  Information  in this free  writing  prospectus  supersedes  information  contained in any prior  similar  free writing  prospectus relating to these securities prior to the time of your commitment to purchase.
This free  writing  prospectus  is not an offer to sell or  solicitation  of an offer to buy these  securities  in any state where such offer, solicitation or sale is not permitted.

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the
"Statement"), which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.
You may obtain a copy of the Statement from your sales representative.

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the
"Statement"), which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.
You may obtain a copy of the Statement from your sales representative.

                                          SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information  contained in the attached materials (the  "Information") may include various forms of performance  analysis,  security characteristics and securities pricing estimates for the securities  described  therein.  Should you receive Information that refers to the "Statement  Regarding  Assumptions and Other Information",  please refer to this statement instead. The Information is illustrative
and is not intended to predict actual results which may differ  substantially  from those  reflected in the  Information.   Performance
analysis  is based on certain  assumptions  with  respect to  significant  factors  that may prove not to be as  assumed.   Performance
results are based on  mathematical  models that use inputs to calculate  results.  As with all models,  results may vary  significantly
depending  upon the value  given to the  inputs.   Inputs to these  models  include but are not  limited  to:  prepayment  expectations
(econometric  prepayment models, single expected lifetime prepayments or a vector of periodic  prepayments),  interest rate assumptions
(parallel and nonparallel  changes for different maturity  instruments),  collateral  assumptions  (actual pool level data,  aggregated
pool level  data,   reported  factors or imputed  factors),  volatility  assumptions  (historically  observed or implied  current)  and reported information  (paydown factors,  rate resets,  remittance reports and trustee  statements).  Models used in any analysis may be
proprietary,  the results  therefore,  may be difficult for any third party to reproduce.   Contact your registered  representative for
detailed explanations of any modeling techniques employed in the Information.

The  Information  may not reflect the impact of all  structural  characteristics  of the security,  including call events and cash flow priorities at all prepayment  speeds and/or interest  rates.  You should consider  whether the behavior of these  securities  should be
tested using  assumptions  different from those included in the  Information.   The assumptions  underlying the Information,  including
structure and collateral,  may be modified from time to time to reflect changed facts and  circumstances.   Offering  Documents contain
data that is current as of their  publication  dates and after  publication  may no longer be accurate,  complete or current.   Contact
your  registered  representative  for Offering  Documents,  current  Information  or additional  materials,  including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

 Any pricing  estimates  Bear Stearns has supplied at your request (a) represent our view, at the time  determined,  of the  investment value of the  securities  between the  estimated  bid  and offer levels,  the spread  between  which may be  significant  due to market volatility or  illiquidity,  (b) do not  constitute a bid by Bear Stearns or any other person for any security,  (c) may not constitute prices at which the  securities  could have been  purchased  or sold in any market at any time,  (d) have not been  confirmed by actual trades,  may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory,  and may not take into  account  the size of a position  you have in the  security,  and (e) may have been  derived  from matrix  pricing  that uses data relating to other securities whose prices are more readily  ascertainable to produce a hypothetical  price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the
Information is circulating or during such period may engage in transactions with the issuing entity or its affiliates. We act as
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in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

Greenpoint Mortgage Funding Trust 2006-AR3
Mortgage Pass-Through Certificates, Series 2006-AR3
Computational Materials (Page 33)
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                                                     $1,915,168,000 (Approximate)

                                              Greenpoint Mortgage Funding Trust 2006-AR3
                                                            Issuing entity
                                          Mortgage Pass-Through Certificates, Series 2006-AR3

                                             Structured Asset Mortgage Investments II Inc.
                                                               Depositor

                                                       EMC Mortgage Corporation
                                                         Sponsor and Servicer

                                                Wells Fargo Bank, National Association
                                                                Trustee

TRANSACTION HIGHLIGHTS:

----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------
                                                                           Avg Life
                                                                           To Call      Window    Legal Final
    Classes                         Ratings      CE Levels                 (years)     (months)    Maturity
                    Sizes (1)     Moody's/ S&P      (5)        Coupon       (2)(3)      (2)(3)       Date         Certificate Type
----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------

----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------
----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------
  Class 1-A-1        83,746,000    Aaa / AAA      11.45%    Floating (6)     3.02         1-98     03/25/36     Super Senior Floater
----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------
  Class 2-A-1       495,291,000    Aaa / AAA      42.00%    Floating (7)     2.99         1-98     03/25/36     Super Senior Floater
  Class 2-A-2       260,882,000    Aaa / AAA      11.45%    Floating (7)     2.99         1-98     03/25/36        Support Floater
----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------
----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------
  Class 3-A-1       149,993,000    Aaa / AAA      20.35%    Floating (8)     3.01         1-98     03/25/36     Super Senior Floater
  Class 3-A-2        16,666,000    Aaa / AAA                Floating (8)     3.01         1-98     03/25/36     Level 1 Support
                                                  11.45%                                                       Floater
  Class 3-A-3       200,000,000    Aaa / AAA      11.45%    Floating (8)     3.01         1-98     03/25/36        Senior Floater
----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------
  Class 4-A-1       328,307,000    Aaa / AAA      46.90%    Floating (9)     3.01         1-98     03/25/36     Super Senior Floater
  Class 4-A-2       164,153,000    Aaa / AAA                Floating (9)     3.01         1-98     03/25/36     Level 1 Support
                                                  20.35%                                                       Floater
  Class 4-A-3        54,718,000    Aaa / AAA                  Variable       3.01         1-98     03/25/36    Level 2 Support Floater
                                                  11.45%        (10)
   Class 4-X           Notional    Aaa / AAA      11.45%     Fixed (11)      3.01         1-98     03/25/36     Senior Interest Only
----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------
----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------
   Class B-1         81,202,000    Aa1 / AA+       7.35%      Floating       5.91        43-98     03/25/36      Subordinate Floater
                                                                (12)
   Class B-2         42,581,000     Aa2 / AA                  Floating       5.90        43-98     03/25/36      Subordinate Floater
                                                   5.20%        (12)
   Class B-3         11,883,000    Aa3 / AA-                  Floating       5.90        43-98     03/25/36      Subordinate Floater
                                                   4.60%        (12)
   Class B-4         12,873,000     A1 / A+                   Floating       5.89        43-98     03/25/36      Subordinate Floater
                                                   3.95%        (12)
   Class B-5         12,873,000       A2/A                    Floating       5.89        43-98     03/25/36      Subordinate Floater
                                                   3.30%        (12)
   Class B-6         26,737,000    Baa2 / BBB                 Floating       5.87        43-98     03/25/36      Subordinate Floater
                                                   1.95%        (12)
   Class B-7          9,903,000   Baa3 / BBB-                 Floating       5.63        43-92     03/25/36      Subordinate Floater
                                                   1.45%        (12)
----------------- -------------- --------------- ---------- ------------- ----------- ----------- ------------ ------------------------
Notes:
(1.)     In the case of the Class 1-A, Class 2-A, Class 3-A and Class 4-A Certificates, the certificate sizes are approximate and subject to a variance of +/- 10%. In the case of the Subordinate Certificates, the certificate sizes are subject to any variance required to maintain the ratings as described above.
(2.)     Certificates are priced to the 10% optional clean-up call.
(3.)     Based on the pricing prepayment speed described herein.
(4.)     Certificates will settle flat and accrue interest on an actual/360 basis.
(5.)     Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein.  The expected initial credit enhancement percentages are as provided above.
              The initial OC amount will equal 1.45% as of the Cut-Off Date.

(6.)     The Pass-Through Rate for the Class 1-A-1 Certificates ( the "Class 1-A Certificates") will be a floating rate based on
              One-Month LIBOR plus x.xx%, subject to the lesser of (i) Net Rate Cap (as described herein) and (ii)
              10.50%. On the first distribution date after the Optional Termination Date, such class' margin will be
              increased to 2 times the original margin on such certificate.   The Class 1-A Certificates will settle
              flat and accrue interest on an Actual/360 basis. The Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(7.)     The Pass-Through Rate for the Class 2-A-1 and Class 2-A-2 Certificates ( the "Class 2-A Certificates") will be a floating rate based on One-Month LIBOR plus x.xx%, x.xx% , respectively, subject to the lesser of (i) Net Rate
              Cap (as described herein) and (ii) 10.50%. On the first distribution date after the Optional
              Termination Date, such class' margin will be increased to 2 times the original margin on such
              certificate.   The Class 2-A Certificates will settle flat and accrue interest on an Actual/360 basis.
              The Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans. The Class 2-A-2 Certificates are insured by a certificate guaranty insurance policy.

(8.)     The Pass-Through Rate for the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates ( the "Class 3-A Certificates") will be a floating rate based on One-Month LIBOR plus x.xx%, x.xx% and x.xx%, respectively,  subject to the lesser of (i) Net Rate Cap (as described herein) and (ii) 10.50%. On the first distribution date after the Optional Termination Date, such class' margin will be increased to 2 times the original margin on
              such certificate.   The Class 3-A Certificates will settle flat and accrue interest on an Actual/360 basis. The Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(9.)     The Pass-Through Rate for the Class 4-A-1 and Class 4-A-2 Certificates ( together with the Class 4-A-3 Certificates, the
              "Class 4-A Certificates") will be a floating rate based on One-Month LIBOR plus x.xx% and x.xx%, respectively,  subject to the lesser of (i) Net Rate Cap (as described herein) and (ii) 10.50%. On the first distribution date after the Optional Termination Date, such class' margin will be increased to 2
              times the original margin on such certificate.   The Class 4-A-1 and Class 4-A-2 Certificates will
              settle flat and accrue interest on an Actual/360 basis. The Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(10.)    The Pass-Through Rate for the Class 4-A-3 Certificates will be a variable rate will be the lesser of (i) One-Year MTA plus
              2.400% and (ii) the Net Rate Cap. The Class 4-A-3 Certificates will settle with accrued interest and will accrue interest on the basis of a 360 day year with twelve 30 day months. The Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(11.)    The Pass-Through Rate for  the Class 4-X Certificates will be a fixed rate of 1.000% per annum based on a notional amount equal to the certificate principal balance of the Class 4-A-1 and Class 4-A-2 Certificates.  The Class
              4-X Certificates will bear interest on a 30/360 basis and will settle with accrued interest

(12.)    The final scheduled maturity date will be the Distribution Date in March 2036, despite some loans in the trust having a remaining maturity of greater than 360 months.  This will be accomplished by trapping residual cashflow into a reserve fund in order to retire any certificates remaining outstanding. The size such reserve fund will be determined by the rating agencies.

COLLATERAL SUMMARY:

Group 1 Mortgage Loans                                                                      Minimum          Maximum
Scheduled Principal Balance                       $94,575,040                               $49,850       $1,072,500
Average Scheduled Principal Balance                  $307,062
Number of Mortgage Loans                                  308

Weighted Average Gross Coupon                          7.778%                                6.875%           8.125%
Weighted Average FICO Score                               723                                   646              813
Weighted Average Original LTV                          77.37%                                18.43%           90.00%

Weighted Average Original Term                     411 months                                   360              480
Weighted Average Stated Remaining Term             408 months                                   356              478
Weighted Average Seasoning                           3 months                                     2                4

Weighted Average Gross Margin                          3.153%                                2.250%           3.500%
Weighted Average Minimum Interest Rate                 3.153%                                2.250%           3.500%
Weighted Average Maximum Interest Rate                11.370%                                9.950%          12.000%

Weighted Average Months to Roll                       1 month

Latest Maturity Date                               02/01/2046
Maximum Zip Code Concentration                  (90631) 1.40%
                                                                      Full/Alternative                        10.28%
                                                                      No
ARM                                                   100.00%         Ratio                                    1.62%
                                                                      Stated
                                                                      Income                                  87.25%
LIBOR Neg Am                                          100.00%         Stated/Stated                            0.85%

                                                                      Cash Out Refinance                      48.57%
                                                                      Purchase                                34.80%
                                                                      Rate/Term Refinance                     16.63%
First Lien                                            100.00%
                                                                      2-4 Family                              11.27%
Prepay Penalty: 12 months; "Hard"                      32.88%         CO-OP                                    0.48%
Prepay Penalty: 12 months; "Soft"                       0.60%         Condominium                             12.76%
Prepay Penalty: 24 months; "Hard"                       0.00%         PUD                                     22.92%
Prepay Penalty: 24 months; "Soft"                       0.00%         Single Family                           52.57%
Prepay Penalty: 30 months; "Hard"                       0.15%
Prepay Penalty: 30 months; "Soft"                       0.00%         Non-Owner                               34.79%
Prepay Penalty: 36 months; "Hard"                      37.25%         Primary                                 60.54%
Prepay Penalty: 36 months; "Soft"                      14.54%         Second Home                              4.67%
Prepay Penalty: 42 months; "Hard"                       0.00%
Prepay Penalty: 42 months; "Soft"                       1.35%         Top 5 States:
Prepay Penalty: 60 months; "Hard"                       0.18%         California                              47.39%
Prepay Penalty: 60 months; "Soft"                       0.00%         Washington                               7.05%
Prepay Penalty: 6 months; "Hard"                        0.00%         Arizona                                  6.70%
Prepay Penalty: 6 months; "Soft"                        0.00%         Florida                                  5.67%
No Prepay                                              13.05%         Virginia                                 5.06%

Group 2 Mortgage Loans                                                                      Minimum          Maximum
Scheduled Principal Balance                      $853,950,381                               $16,965         $800.000
Average Scheduled Principal Balance                  $260,510
Number of Mortgage Loans                                3,278

Weighted Average Gross Coupon                          7.155%                                6.000%           7.383%
Weighted Average FICO Score                               723                                   640              823
Weighted Average Original LTV                          77.53%                                17.65%           95.00%

Weighted Average Original Term                     395 months                                   360              480
Weighted Average Stated Remaining Term             392 months                                   347              478
Weighted Average Seasoning                           4 months                                     2               13

Weighted Average Gross Margin                          3.280%                                2.125%           3.500%
Weighted Average Minimum Interest Rate                 3.280%                                2.125%           3.500%
Weighted Average Maximum Interest Rate                11.432%                                9.950%          12.000%

Weighted Average Months to Roll                       1 month

Latest Maturity Date                               02/01/2046
Maximum Zip Code Concentration                  (85032) 1.36%

ARM                                                   100.00%         Full/Alternative                        13.32%
                                                                      No Ratio                                 0.40%
                                                                      Stated
MTA Neg Am                                            100.00%         Income                                  86.29%

                                                                      Cash Out Refinance                      39.45%
                                                                      Purchase                                46.11%
                                                                      Rate/Term Refinance                     14.44%
First Lien                                            100.00%
                                                                      2-4 Family                              14.86%
Prepay Penalty: 12 months; "Hard"                      52.59%         Condominium                             14.80%
Prepay Penalty: 12 months; "Soft"                       0.48%         PUD                                     24.69%
Prepay Penalty: 24 months; "Hard"                       0.00%         Single Family                           45.59%
Prepay Penalty: 24 months; "Soft"                       0.00%         Townhouse                                0.06%
Prepay Penalty: 30 months; "Hard"                       0.00%
Prepay Penalty: 30 months; "Soft"                       0.00%         Non-Owner                               43.88%
Prepay Penalty: 36 months; "Hard"                       0.00%         Primary                                 50.81%
Prepay Penalty: 36 months; "Soft"                      24.73%         Second Home                              5.31%
Prepay Penalty: 42 months; "Hard"                       0.00%
Prepay Penalty: 42 months; "Soft"                       0.00%         Top 5 States:
Prepay Penalty: 60 months; "Hard"                       0.00%         California                              39.49%
Prepay Penalty: 60 months; "Soft"                       0.00%         Arizona                                  8.98%
Prepay Penalty: 6 months; "Hard"                        0.00%         Virginia                                 7.00%
Prepay Penalty: 6 months; "Soft"                        0.00%         Florida                                  6.44%
No Prepay                                              22.20%         Nevada                                   6.12%

Group 3 Mortgage Loans                                                                      Minimum          Maximum
Scheduled Principal Balance                      $414,069,937                               $32,100       $1,500,000
Average Scheduled Principal Balance                  $485,428
Number of Mortgage Loans                                  853

Weighted Average Gross Coupon                          7.059%                                1.000%           7.375%
Weighted Average FICO Score                               718                                   624              816
Weighted Average Original LTV                          75.95%                                16.85%           90.00%

Weighted Average Original Term                     406 months                                   360              480
Weighted Average Stated Remaining Term             403 months                                   352              478
Weighted Average Seasoning                           3 months                                     2                8

Weighted Average Gross Margin                          3.204%                                2.500%           3.500%
Weighted Average Minimum Interest Rate                 3.204%                                2.500%           3.500%
Weighted Average Maximum Interest Rate                11.349%                                9.950%          12.000%

Weighted Average Months to Roll                       1 month

Latest Maturity Date                               02/01/2046
Maximum Zip Code Concentration                  (95127) 1.17%
                                                                      Full/Alternative                         6.89%
                                                                      No Income/No
ARM                                                   100.00%         Asset                                    1.96%
                                                                      No
                                                                      Ratio                                    0.76%
                                                                      Stated
MTA Neg Am                                            100.00%         Income                                  87.60%
                                                                      Stated/Stated                            2.80%

                                                                      Cash Out Refinance                      44.10%
                                                                      Purchase                                32.36%
First Lien                                            100.00%         Rate/Term Refinance                     23.54%

Prepay Penalty: 12 months; "Hard"                      36.38%         2-4 Family                               4.97%
Prepay Penalty: 12 months; "Soft"                       0.45%         Condominium                              5.80%
Prepay Penalty: 24 months; "Hard"                       0.36%         PUD                                     24.38%
Prepay Penalty: 24 months; "Soft"                       0.11%         Single Family                           64.85%
Prepay Penalty: 30 months; "Hard"                       0.52%
Prepay Penalty: 30 months; "Soft"                       0.08%         Non-Owner                               14.88%
Prepay Penalty: 36 months; "Hard"                       0.00%         Primary                                 83.56%
Prepay Penalty: 36 months; "Soft"                      22.12%         Second Home                              1.56%
Prepay Penalty: 42 months; "Hard"                       1.02%
Prepay Penalty: 42 months; "Soft"                       8.48%         Top 5 States:
Prepay Penalty: 60 months; "Hard"                       0.12%         California                              64.08%
Prepay Penalty: 60 months; "Soft"                       0.00%         Minnesota                                9.50%
Prepay Penalty: 6 months; "Hard"                        0.00%         Virginia                                 6.24%
Prepay Penalty: 6 months; "Soft"                        0.00%         Arizona                                  2.50%
No Prepay                                              30.36%         Florida                                  2.11%

Group 4 Mortgage Loans                                                                      Minimum          Maximum
Scheduled Principal Balance                      $617,930,655                               $26,955       $1,500,000
Average Scheduled Principal Balance                  $296,512
Number of Mortgage Loans                                2,084

Weighted Average Gross Coupon                          7.277%                                3.000%           7.383%
Weighted Average FICO Score                               716                                   618              820
Weighted Average Original LTV                          77.53%                                19.61%           95.00%

Weighted Average Original Term                     401 months                                   360              480
Weighted Average Stated Remaining Term             397 months                                   352              478
Weighted Average Seasoning                           3 months                                     2                8

Weighted Average Gross Margin                          3.406%                                2.250%           3.500%
Weighted Average Minimum Interest Rate                 3.406%                                2.250%           3.500%
Weighted Average Maximum Interest Rate                11.342%                                9.950%          13.000%

Weighted Average Months to Roll                       1 month

Latest Maturity Date                               02/01/2046
Maximum Zip Code Concentration                  (94544) 0.62%
                                                                      Full/Alternative                        11.44%
                                                                      No Income/No
ARM                                                   100.00%         Asset                                    0.32%
                                                                      No
                                                                      Ratio                                    0.65%
                                                                      Stated
MTA Neg Am                                            100.00%         Income                                  86.29%
                                                                      Stated/Stated                            1.30%

                                                                      Cash Out Refinance                      49.38%
                                                                      Purchase                                31.21%
First Lien                                            100.00%         Rate/Term Refinance                     19.41%

Prepay Penalty: 12 months; "Hard"                       0.00%         2-4 Family                              10.73%
Prepay Penalty: 12 months; "Soft"                       0.00%         Condominium                             10.00%
Prepay Penalty: 24 months; "Hard"                       0.00%         PUD                                     20.01%
Prepay Penalty: 24 months; "Soft"                       0.00%         Single Family                           59.26%
Prepay Penalty: 30 months; "Hard"                       0.00%
Prepay Penalty: 30 months; "Soft"                       0.00%         Non-Owner                               26.78%
Prepay Penalty: 36 months; "Hard"                     100.00%         Primary                                 70.95%
Prepay Penalty: 36 months; "Soft"                       0.00%         Second Home                              2.27%
Prepay Penalty: 42 months; "Hard"                       0.00%
Prepay Penalty: 42 months; "Soft"                       0.00%         Top 5 States:
Prepay Penalty: 60 months; "Hard"                       0.00%         California                              60.39%
Prepay Penalty: 60 months; "Soft"                       0.00%         Florida                                  7.64%
Prepay Penalty: 6 months; "Hard"                        0.00%         Washington                               5.30%
Prepay Penalty: 6 months; "Soft"                        0.00%         Arizona                                  4.24%
No Prepay                                               0.00%         Nevada                                   4.12%

Total Mortgage Loans                                                                        Minimum          Maximum
Scheduled Principal Balance                    $1,980,526,012                               $16,965       $1,500,000
Average Scheduled Principal Balance                  $303,622
Number of Mortgage Loans                                6,523

Weighted Average Gross Coupon                          7.202%                                1.000%           8.125%
Weighted Average FICO Score                               720                                   618              823
Weighted Average Original LTV                          77.19%                                16.85%           95.00%

Weighted Average Original Term                     400 months                                   360              480
Weighted Average Stated Remaining Term             396 months                                   347              478
Weighted Average Seasoning                           3 months                                     2               13

Weighted Average Gross Margin                          3.297%                                2.125%           3.500%
Weighted Average Minimum Interest Rate                 3.297%                                2.125%           3.500%
Weighted Average Maximum Interest Rate                11.383%                                9.950%          13.000%

Weighted Average Months to Roll                       1 month

Latest Maturity Date                               02/01/2046
Maximum Zip Code Concentration                  (85032) 0.61%
                                                                      Full/Alternative                        11.24%
                                                                      No Income/No
ARM                                                   100.00%         Asset                                    0.51%
                                                                      No
                                                                      Ratio                                    0.61%
                                                                      Stated
MTA Neg Am                                             95.22%         Income                                  86.61%
LIBOR Neg Am                                            4.78%         Stated/Stated                            1.03%

                                                                      Cash Out Refinance                      43.95%
First Lien                                            100.00%         Purchase                                38.05%
                                                                      Rate/Term Refinance                     18.00%
Prepay Penalty: 12 months; "Hard"                      31.85%
Prepay Penalty: 12 months; "Soft"                       0.33%         2-4 Family                              11.33%
Prepay Penalty: 24 months; "Hard"                       0.08%         CO-OP                                    0.02%
Prepay Penalty: 24 months; "Soft"                       0.02%         Condominium                             11.32%
Prepay Penalty: 30 months; "Hard"                       0.12%         PUD                                     23.08%
Prepay Penalty: 30 months; "Soft"                       0.02%         Single Family                           54.22%
Prepay Penalty: 36 months; "Hard"                      32.98%         Townhouse                                0.03%
Prepay Penalty: 36 months; "Soft"                      15.98%
Prepay Penalty: 42 months; "Hard"                       0.21%         Non-Owner                               32.05%
Prepay Penalty: 42 months; "Soft"                       1.84%         Primary                                 64.41%
Prepay Penalty: 60 months; "Hard"                       0.03%         Second Home                              3.55%
Prepay Penalty: 60 months; "Soft"                       0.00%
Prepay Penalty: 6 months; "Hard"                        0.00%         Top 5 States:
Prepay Penalty: 6 months; "Soft"                        0.00%         California                              51.53%
No Prepay                                              16.54%         Florida                                  6.04%
                                                                      Virginia                                 5.87%
                                                                      Arizona                                  4.78%
                                                                      Washington                               4.73%

Description of the Collateral:
The  mortgage loans are indexed to One Year MTA ("MTA") or 1-month LIBOR. The mortgage loans have monthly coupon adjustments that allow for negative amortization whereby interest payments may be deferred and added to the principal balance thereof. For these loans, the monthly payment amount is subject to adjustment annually on a date specified in the related mortgage note, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first due date and on every fifth year thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage of 110% of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the mortgage loan over its remaining term to maturity.

| |        Approximately 16.54% of the mortgage loans have no prepayment penalties for full or partial prepayments; approximately
         18.19% have "soft" prepayment penalties where generally, the Servicer can waive the prepayment penalty and approximately
         65.27% of the mortgage loans have "hard" prepayment penalties for full or partial prepayments, where the penalty is enforced despite the borrower having sold the underlying property, unless, in each case, enforcement would violate applicable state laws or as otherwise specifically set forth in the Pooling and Servicing Agreement.
| |        Approximately 11.24% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and
         Freddie Mac). Approximately 86.61% of the mortgage loans were originated based on the stated income of the borrower.
| |        The two states with the largest concentrations are California (51.53%) and Arizona (6.04%).
| |        The non-zero weighted average FICO score is 720.
| |        The weighted average LTV is 77.19%. The weighted average CLTV including subordinate financing at the time of origination is
         83.80%.
| |        All the mortgage loans with LTVs greater than 80% have primary mortgage insurance up to the required agency limits (none are secured by additional collateral or pledged assets).

NOTE: the information related to the mortgage loans described herein reflects information as of the December 1, 2005.  It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------
              Loan                   % of     Gross      Net       WAM     Gross      Net        Max     Mos to
           Description               Pool      WAC       WAC     (mos.)    Margin    Margin     Rate      Roll
                                                                                                         --------
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------
             Group I                4.78%     7.778%    7.403%     408     3.153%    2.778%    11.370%      1
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------
            Group II                43.12%    7.155%    6.780%     392     3.280%    2.905%    11.432%      1
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------
            Group III               20.91%    7.059%    6.684%     403     3.204%    2.829%    11.349%      1
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------
            Group IV                31.20%    7.277%    6.902%     397     3.406%    3.031%    11.342%      1
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------
              TOTAL                100.00%    7.202%    6.827%     396     3.297%    2.922%    11.383%      1
---------------------------------- --------- --------- --------- -------- --------- --------- ---------- --------

Depositor:                               Structured Asset Mortgage Investments II Inc.

Servicer/Sponsor:                        EMC Mortgage Corporation.

Originator:                              Greenpoint Mortgage Funding Inc.

Trustee and Custodian:                   Wells Fargo Bank, National Association.
Underwriter:                             Bear, Stearns & Co. Inc.

Cut-Off Date:                            April 1, 2006.

Closing Date:                            April 28, 2006.

Rating Agencies:                         Standard  and  Poor's,  a division  of the  McGraw-Hill  Companies,  Inc.  and  Moody's
                                         Investors Service.

Certificate Insurer:                     Ambac  Assurance  Corp.  will issue an  insurance  policy for the  benefit of the Class
                                         2-A-2 Certificates.  Only these certificates will benefit from the policy.

Legal Structure:                         The Trust will be established as one or more REMICs for federal income tax purposes.

Optional Termination:                    The  Depositor,  or its  designee,  may  repurchase  from the trust all of the mortgage loans  at par plus  accrued  interest  when  the  aggregate  principal  balance  of the mortgage  loans is reduced to 10% of the  aggregate  principal  balance of the mortgage loans as of the Cut-Off Date.

Distribution Date:                       The 25th day of each month (or next business day), commencing May 25th, 2006.

Offered Certificates:                    The Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3,
                                         Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-X, Class B-1, Class B-2,
                                         Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates.

Interest Only Certificates:              The Class 4-X Certificates.

Floater Certificates:                    The Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3,
                                         Class 3-A-4, Class 4-A-1, Class 4-A-2, Class B-1, Class B-2, Class B-3, Class B-4,
                                         Class B-5, Class B-6 and Class B-7 Certificates.

Variable Rate Certificates:              The Class 4-A-3 Certificates.

Class A Certificates:                    The Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3,
                                         Class 3-A-4, Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates.

Non-Offered Certificates:                The Class B-IO Certificates will not be publicly offered.

Remittance Type:                         Scheduled/Actual.

Registration:                            The Offered  Certificates  will be in  Book-entry  form  through DTC,  Clearstream  and
                                         Euroclear.

Summary of Terms:
ERISA Considerations:                    The Underwriter's  Exemption is expected to be available for the Offered  Certificates.  A fiduciary  of any  benefit  plan  should very  carefully  review  with its legal  advisors whether the purchase or holding of any  Certificates  to a  transaction  prohibited or not otherwise permissible under ERISA.

SMMEA Eligibility:                       The Offered  Certificates,  other than the Class B-4,  Class B-5,  Class B-6 and Class B-7
                                         Certificates,  are expected to constitute  "mortgage  related  securities" for purposes of
                                         SMMEA.

Denominations:                           The Offered  Certificates  are issuable in minimum  denominations of an original amount of
                                         $25,000 and multiples of $1,000 in excess thereof.

Record Date:                             For each class of  Floater  Certificates  and any  Distribution  Date,  the  business  day preceding  the  applicable  Distribution  Date,  so  long  as  such  certificates  are  in book-entry  form;  otherwise  the Record Date shall be the last  business day of the month immediately preceding the applicable Distribution Date.

Delay Days:                               0 (zero) days on all Floater Certificates.
                                          24 days for the Variable Certificates and Interest Only Certificates.

Determination Date:                      With  respect  to any  Distribution  Date  and the  mortgage  loans,  the  15th day of the calendar  month in which such  Distribution  Date occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

LIBOR Determination Date:                With respect to each class of Floater  Certificates and any Distribution  Date, the second
                                         LIBOR Business Day preceding the  commencement  of the related  Interest  Accrual  Period.
                                         LIBOR  Business  Day means a day on which banks are open for  dealing in foreign  currency and exchange in London and New York City.

MTA Determination Date:                  With respect to each class of Variable Rate  Certificates and any  Distribution  Date, the
                                         MTA rate in effect as of the 15th day prior to the  commencement  of the related  Interest
                                         Accrual Period.

Interest Accrual Period:                 For any Distribution Date with respect to the Floater Certificates,  the period commencing on the  Distribution  Date of the  month  immediately  preceding  the  month in which  the
                                         Distribution  Date occurs or, in the case of the first  period,  commencing on the Closing
                                         Date,  and ending on the day  preceding  such  Distribution  Date.  All  distributions  of interest  on the  Floater  Certificates  will be based on a  360-day  year and the  actual number of days in the applicable  Interest Accrual Period.  The Floater  Certificates will initially settle flat (no accrued interest).

                                         For each class of Variable  Rate  Certificates  and  Interest  Only  Certificates  and any
                                         Distribution  Date,  the Interest  Accrual Period is the calendar month prior to the month of such  Distribution  Date. All distributions of interest will be based on a 360-day year and a 30 days in the applicable  Interest Accrual Period.  The Variable Rate  Certificates
                                         will settle with accrued interest.

Prepayment Period:                       The Prepayment  Period with respect to any Distribution  Date is the period  commencing on the 16th day of the  month  prior to the  month in which  the  related  Distribution  Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

Servicing Fee:                           With respect to each  mortgage  loan, a fee that accrues at the  Servicing Fee Rate on the same  principal  balance  on which the  interest  on the  mortgage  loan  accrues  for the calendar month. The Servicing Fee Rate for each mortgage loans is 0.375% per annum.

Advancing Obligation:                    The Servicer  will be obligated to advance,  or cause to be advanced,  cash  advances with respect to delinquent  payments of scheduled  interest on the mortgage loans to the extent that the Servicer  reasonably  believes  that such cash advances can be repaid from future payments on the related mortgage loans.  These cash advances are only intended to maintain a  regular  flow of  scheduled  interest  on the  Certificates  and are  not  intended  to guarantee or insure against losses.  If the Servicer fails to make  delinquency  advances, the Master Servicer will be obligated to make such advances,  but only in an amount not to exceed the Master  Servicing Fee for the related period.  The Master Servicing Fee will be equal to float  income on the  Distribution  Account  for a certain  number of days not to exceed five days.

Compensating Interest:                   The Servicer is required to pay  Compensating  Interest up to the amount of the  Servicing
                                         Fee to cover prepayment  interest  shortfalls  ("Prepayment  Interest  Shortfalls") due to partial and/or full prepayments on the mortgage loans.

Step-up Coupon:                          If the Optional  Termination is not exercised on the first Distribution Date following the
                                         Distribution  Date on which it could have been exercised,  the margin on each of the Class
                                         A  Certificates  (other than the Variable  Certificates)  will increase to 2.0 times their related initial margins and the margins on each of the Class B Certificates  will increase to 1.5 times their related initial margins.

Credit Enhancement:                      1. Excess Spread
                                         2. Overcollateralization
                                         3. Subordination

Due Period:                              With respect to any  Distribution  Date, the period  commencing on the second business day of the month  immediately  preceding the month in which such  Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Remittance Amount:              With respect to any  Distribution  Date and any loan group,  that portion of the available distribution  amount for that  Distribution  Date that  represents  interest  received  or advanced on the  mortgage  loans (net of aggregate  Servicing  Fee) plus the amount of any principal  prepayments in full, partial principal  prepayments,  net liquidation proceeds, repurchase  proceeds and  scheduled  principal  payments,  in that order,  included in the
                                         Available  Funds  for  such  Distribution  Date  that are  applied  as  Interest  Funds in connection  with any Deferred  Interest in accordance  with the definition of Net Deferred
                                         Interest.

Overcollateralization Amount:            The  Overcollateralization  Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate  principal  balance of the mortgage  loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due during the related Due Period,  to the extent received or advanced,  and unscheduled  collections of principal  received  during the related  Prepayment  Period,  and after  reduction  for
                                         Realized  Losses  incurred  during  the  related  Due  Period)  over  (ii)  the  aggregate
                                         Certificate  Principal  Balance of the Class A Certificates and Subordinate  Certificates,
                                         after taking into account the  distributions of principal to be made on such  Distribution
                                         Date.

Overcollateralization                    With respect to any  Distribution  Date,  (i) prior to the Stepdown  Date, an amount equal
Target Amount:                           to  approximately  1.450% of the aggregate  principal  balance of the mortgage loans as of the Cut-off  Date,  (ii) on or after the Stepdown  Date provided a Trigger Event is not in effect,  the  greater  of (x) (1) prior to the  Distribution  Date in May 2012,  3.625% of
                                         the  then  current  aggregate   outstanding   principal  balance  of  the  mortgage  loans
                                         as of  the  last  day of  the  related  Due  Period  (after  giving  effect  to  scheduled payments  of  principal  due during the  related  Due  Period,  to the extent  received or advanced, and unscheduled  collections of principal received during the related Prepayment
                                         Period,  and after  reduction for Realized  Losses incurred during the related Due Period)
                                         and (2) on or  after  the  Distribution  Date in May  2012,  2.900%  of the  then  current
                                         aggregate   outstanding   principal   balance  of  the  mortgage  loans  as  of  the  last
                                         day  of  the  related  Due  Period  (after   giving   effect  to  scheduled   payments  of
                                         principal  due during the related  Due Period,  to the extent  received or  advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and after  reduction  for  Realized  Losses  incurred  during the  related Due Period) and (y)
                                         0.50% of the  aggregate  principal  balance of the  mortgage  loans as of the Cut-Off Date
                                         (approximately   $9,902,630)   or  (iii)  on  or  after  the   Stepdown   Date  and  if  a
                                         Trigger   Event  is  in  effect,   the   Overcollateralization   Target   Amount  for  the
                                         immediately preceding Distribution Date. The  Overcollateralization  Target Amount for the
                                         Offered Certificates is expected to be fully funded on the Closing Date.

Current Specified                        With  respect to any  Distribution  Date,  a  percentage  equivalent  of a  fraction,  the
Overcollateralization Percentage:        numerator of which is the  Overcollateralization  Target Amount for such Distribution Date and the  denominator of which is the aggregate  stated  principal  balance of the mortgage loans for such Distribution Date.

Overcollateralization                    With respect to any  Distribution  Date,  an amount  equal to the lesser of (i)  available
Increase Amount:                         excess  cashflow from the mortgage  loans  available for payment of  Overcollateralization
                                         Increase  Amount and (ii) the  excess,  if any,  of (x) the  Overcollateralization  Target
                                         Amount  for that  Distribution  Date over (y) the  Overcollateralization  Amount  for such
                                         Distribution Date.

Overcollateralization                    With respect to any Distribution  Date for which the Excess  Overcollateralization  Amount
Release Amount:                          is, or would be,  after  taking into  account all other  distributions  to be made on that
                                         Distribution  Date,  greater  than zero,  an amount  equal to the lesser of (i) the Excess
                                         Overcollateralization  Amount for that Distribution  Date and (ii) principal  collected on the mortgage loans for that Distribution Date.

Excess Overcollateralization             With respect to any Distribution  Date, the excess,  if any, of the  Overcollateralization
Amount:                                  Amount over the Overcollateralization Target Amount.

Stepdown Date:                           The  earlier  to occur of (i) the  Distribution  Date on which the  aggregate  Certificate
                                         Principal  Balance of the Class A Certificates has been reduced to zero and (ii) the later to  occur  of (x)  the  Distribution  Date  occurring  in  May  2008  and  (y)  the  first
                                         Distribution  Date  for  which  the  aggregate   Certificate   Principal  Balance  of  the
                                         Subordinate  Certificates  plus the related  Overcollateralization  Amount  divided by the aggregate  Outstanding  Principal  Balance of the mortgage  loans is greater than or equal
                                         (i)  prior  to the  Distribution  Date in May  2012,  28.750%  and  (ii) on or  after  the
                                         Distribution Date in May 2012, 23.000%.

Credit Enhancement Percentage:           The Credit Enhancement  Percentage for any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate  Principal Balance of the Subordinate  Certificates
                                         (including  the  Overcollateralization  Amount)  thereto  by (y) the  aggregate  principal balance of the mortgage  loans,  calculated  after taking into  account  distributions  of principal on the mortgage loans and distribution of the Principal  Distribution Amounts to the holders of the  certificates  then  entitled to  distributions  of  principal  on such
                                         Distribution Date.

Trigger Event:                           If either the Delinquency Test or the Cumulative Loss Test is violated.

Delinquency Test:                        The Delinquency  Test is violated on any Distribution  Date if the percentage  obtained by dividing (x) the aggregate  outstanding  principal balance of mortgage loans delinquent 60 days or more  (including  mortgage loans that are in  foreclosure,  have been converted to
                                         REO  Properties  or have been  discharged  by reason of  bankruptcy)  by (y) the aggregate outstanding  principal  balance of the mortgage loans, in each case, as of the last day of the  previous  calendar  month,  exceeds (i) prior to the  Distribution  Date in May 2012,
                                         [xx.xx]% of the Credit  Enhancement  Percentage and (ii) on or after the Distribution Date in May 2012, [xx.xx]%.

Cumulative Loss Test:                    The Cumulative Loss Test is violated on any  Distribution  Date if the aggregate amount of
                                         Realized  Losses  incurred  since the Cut-off Date through the last day of the related Due
                                         Period  divided  by  the  aggregate   principal  balance  of  the  Mortgage  Loans  as  of
                                         the Cut-off Date exceeds the applicable  percentages  set forth below with respect to such
                                         Distribution Date:

                                           Distribution Date Occurring in                           Percentage
                                           May 2008 through April 2009                              [xx.xx]%
                                           May 2009 through April 2010                              [xx.xx]%
                                           May 2010 through April 2011                              [xx.xx]%
                                           May 2011 through April 2012                              [xx.xx]%
                                           May 2012 through April 2013                              [xx.xx]%
                                           May 2013 and thereafter                                  [xx.xx]%

Realized Losses:                         Any Realized  Losses on the mortgage loans will be allocated on any  Distribution  Date,
                                         first,  to  Net  Monthly  Excess   Cashflow,   second,   in  reduction  of  the  related
                                         Overcollateralization   Amount,  third,  to  the  Class  B-7  Certificates  until  their
                                         Certificate  Principal Balance is reduced to zero, fourth, to the Class B-6 Certificates until their  Certificate  Principal  Balance is reduced to zero, fifth, to the Class B-5
                                         Certificates  until their  Certificate  Principal  Balance is reduced to zero, sixth, to the Class B-4  Certificates  until  their  Certificate  Principal  Balance is reduced to zero, seventh,  to the Class B-3 Certificates until their Certificate  Principal Balance is reduced to zero, and eighth,  to the Class B-2 Certificates  until their  Certificate
                                         Principal  Balance is reduced to zero, and ninth,  to the Class B-1  Certificates  until their Certificate Principal Balance is reduced to zero.  Thereafter,  Realized Losses on the group 1 mortgage  loans will be  allocated  to the Class  1-A-1  Certificates  until zero.  Realized  Losses on the group 2 mortgage loans will be allocated,  first,  to the
                                         Class 2-A-2 until zero and then to the Class 2-A-1 Certificates.  Realized Losses on the
                                         group 3 mortgage loans will be allocated pro rata to the Class 3-A Certificates,  except losses otherwise  allocable to the Class 3-A-1 Certificates will instead be allocated to the Class 3-A-2  Certificates  until zero (Diagram below).  Realized Losses on the group
                                         4 mortgage loans will be allocated,  first, to the Class 4-A-3  Certificates until zero, second, to the Class 4-A-2 Certificates and then to the Class 4-A-1 Certificates.

                                         3-A-3    3-A-1
                                          Losses

                                                                                        3-A-2

                                         Once Realized  Losses have been allocated to the Class A Certificates  or the  Subordinate
                                         Certificates,  such  amounts  with  respect  to such  certificates  will no longer  accrue interest;  however,  such amounts may be paid  thereafter to the extent of funds available from Net Monthly Excess Cashflow.

Available Funds:                         For any  Distribution  Date and each loan group,  the sum of (a) the  Interest  Remittance
                                         Amount and (b)the Principal Distribution Amount for such loan group.

Available Funds Rate Cap:                With respect to each distribution date and the related Due Period, the sum of (i)
                                         the Scheduled Monthly Payments owed on the mortgage loans for such Due Period less the related Servicing Fees and (ii) the Actual Monthly Payments received in excess of the
                                         Scheduled Monthly Payments, expressed as a per annum rate calculated on the basis of the aggregate Schedules Principal Balance of the mortgage loans for such Due Period and further reflecting the accrual of interest on an actual/360 basis.

Net Rate Cap:                            With respect to any  Distribution  Date and the Adjustable Rate  Certificates,  other than the Class 4-A and Class  2-A-2  Certificates,  the  product  of (a) the  lesser of (i) the weighted  average Net Rate on the mortgage  loans as of the Due Date prior to the calendar month (after  giving effect to principal  prepayments  received in the  Prepayment  Period related to the prior Due Date) and (ii) the  Available  Funds Rate Cap and (b) a fraction, the  numerator of which is 30, and the  denominator  of which is the actual number of days that elapsed in the related Interest Accrual Period.

                                         With respect any  Distribution  Date and the Class 4-A  Certificates  and any Distribution
                                         Date,  the excess of (1) the  product of (a) the lesser of (i) the  weighted  average  Net
                                         Rate on the mortgage  loans as of the Due Date prior to the calendar  month (after  giving effect to principal  prepayments  received in the  Prepayment  Period related to the prior
                                         Due Date) and (ii) the  Available  Funds Rate Cap and (b) a  fraction,  the  numerator  of which is 30, and the  denominator  of which is the actual  number of days that  elapsed in the related  Interest  Accrual  Period over (2) [1.000%]  multiplied by the fraction,  the numerator of which is 30 and the  denominator of which is the actual number of days in the related Interest Accrual Period.

                                         With respect any Distribution  Date and the Class 2-A-2  Certificates and any Distribution
                                         Date,  the excess of (1) the  product of (a) the lesser of (i) the  weighted  average  Net
                                         Rate on the mortgage  loans as of the Due Date prior to the calendar  month (after  giving effect to principal  prepayments  received in the  Prepayment  Period related to the prior
                                         Due Date) and (ii) the  Available  Funds Rate Cap and (b) a  fraction,  the  numerator  of which is 30, and the  denominator  of which is the actual  number of days that  elapsed in the related Interest Accrual Period over (2) the premium due the Certificate Insurer.

Pass-Through Rates:                      The  Pass-Through  Rate with  respect to each class of  Floater  Certificates  will be the lesser of (x) the  London  interbank  offered  rate for one  month  United  States  dollar deposits,  which we refer to as One-Month LIBOR plus the related  Margin,  and (y) the Net
                                         Rate  Cap  adjusted  to an  effective  rate  reflecting  the  accrual  of  interest  on an actual/360 basis.

Interest Carry Forward Amount:           As of any  Distribution  Date,  generally  equal to the sum of (i) the  excess  of (a) the
                                         Current  Interest  for such Class with  respect to prior  Distribution  Dates over (b) the amount actually  distributed to such Class of Certificates  with respect to interest on or after  such  prior  Distribution  Dates  and  (ii)  interest  thereon  at  the  applicable pass-through rate.

Interest Distribution Amount:            The  Interest  Distribution  Amount  for the  Offered  Certificates  of any  class  on any
                                         Distribution  Date is equal to interest accrued during the related Interest Accrual Period on the Certificate  Principal  Balance of that class immediately prior to the Distribution
                                         Date at the  Pass-Through  Rate for that class,  in each case,  reduced by any  Prepayment
                                         Interest Shortfalls to the extent not covered by Compensating  Interest and any shortfalls resulting from the application of the Relief Act.

Senior Interest Distribution             The  Senior  Interest  Distribution  Amount  for any  Distribution  Date  and the  Class A
Amount:                                  Certificates is equal to the related Interest  Distribution  Amount for such  Distribution
                                         Date for the related Class A Certificates  and the Interest Carry Forward Amount,  if any,
                                         for that Distribution Date for the Class A Certificates.

Basis Risk Shortfall Carryover Amount:   With respect to any  Distribution  Date, and the Floater  Certificates,  the excess of (i)
                                         the amount of interest  such class would have  accrued on such  Distribution  Date had the applicable  Pass-Through  Rate not been subject to the related Net Rate Cap, over (ii) the amount of interest such class of Certificates  received on such  Distribution  Date if the
                                         Pass-Through  Rate is  limited  to the  related  Net Rate Cap,  together  with the  unpaid portion of any such amounts from prior  Distribution  Dates (and accrued  interest thereon at the then applicable  Pass-Through  Rate,  without giving effect to the related Net Rate
                                         Cap).  The ratings on each class of  certificates  do not address  the  likelihood  of the payment of any Basis Risk Shortfall Carryover Amount.

Basis Risk Shortfall:                    Because each  mortgage loan has a mortgage  rate that is  adjustable,  and the majority of the  adjustable-rate  mortgage  loans will adjust  based on One-Year  MTA after an initial fixed-rate  period  of one to four  months  following  the  date of  origination,  and the
                                         Pass-Through  Rates  on the  Floater  Certificates  are  based  on  One-Month  LIBOR,  the application  of the Net WAC Rate Cap could  result in  shortfalls  of  interest  otherwise
                                         payable  on  those   certificates  in  certain  periods  (such  shortfalls,   "Basis  Risk
                                         Shortfalls").  If Basis Risk Shortfalls  occur, they will be carried forward as Basis Risk
                                         Shortfall  Carryover  Amounts  and paid from Net  Monthly  Excess  Cashflow  to the extent available  on a  subordinated  basis on the same  Distribution  Date or in any  subsequent
                                         Distribution Date.

Interest Payment Priority:               On each  Distribution  Date,  the Interest  Remittance  Amount will be  distributed in the following order of priority:

                                         1.       from  the   Interest   Remittance   Amount,   to  the  holders  of  the  Class  A
                                                       Certificates,  pro rata,  based on the amount of accrued interest payable to such  classes of  certificates,  the  Senior  Interest  Distribution  Amount allocable to such certificates;
                                         2.       from  the  remaining   Interest   Remittance   Amount,  to  the  holders  of  the
                                                       Class  B-1  Certificates,   the  Interest   Distribution   Amount  for  such
                                                       certificates;
                                         3.       from  the  remaining   Interest   Remittance   Amount,  to  the  holders  of  the
                                                       Class  B-2  Certificates,   the  Interest   Distribution   Amount  for  such
                                                       certificates;
                                         4.       from  the  remaining   Interest   Remittance   Amount,  to  the  holders  of  the
                                                       Class  B-3  Certificates,   the  Interest   Distribution   Amount  for  such
                                                       certificates;
                                         5.       from  the  remaining   Interest   Remittance   Amount,  to  the  holders  of  the
                                                       Class  B-4  Certificates,   the  Interest   Distribution   Amount  for  such
                                                       certificates;
                                         6.       from  the  remaining   Interest   Remittance   Amount,  to  the  holders  of  the
                                                       Class  B-5  Certificates,   the  Interest   Distribution   Amount  for  such
                                                       certificates;
                                         7.       from  the  remaining   Interest   Remittance   Amount,  to  the  holders  of  the
                                                       Class  B-6  Certificates,   the  Interest   Distribution   Amount  for  such
                                                       certificates.

Principal Payment Priority:              On each  Distribution  Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amounts shall be distributed as follows:

                                         (i)      the  Principal  Distribution  Amount to the holders of the Class A  Certificates, pro rata,  until the  Certificate  Principal  Balance of each such class has been reduced to zero;
                                         (ii)     to  the  holders  of the  Class  B-1  Certificates,  any  Principal  Distribution
                                                           Amount  remaining  after  the  distributions  described  in  (i)  above, until the  Certificate  Principal  Balance  thereof has been  reduced to zero;
                                         (iii)    to  the  holders  of the  Class  B-2  Certificates,  any  Principal  Distribution
                                                           Amount  remaining  after  the  distributions  described  in (i) and (ii)
                                                           above,  until  the  Certificate   Principal  Balance  thereof  has  been
                                                           reduced to zero;
                                         (iv)     to  the  holders  of the  Class  B-3  Certificates,  any  Principal  Distribution
                                                           Amount  remaining  after  the  distributions  described  in (i)  through
                                                           (iii) above,  until the Certificate  Principal  Balance thereof has been reduced to zero;
                                         (v)      to  the  holders  of the  Class  B-4  Certificates,  any  Principal  Distribution
                                                           Amount  remaining  after  the  distributions  described  in (i)  through
                                                           (iv) above,  until the  Certificate  Principal  Balance thereof has been reduced to zero;
                                         (vi)     to  the  holders  of the  Class  B-5  Certificates,  any  Principal  Distribution
                                                           Amount  remaining  after  the  distributions  described  in (i)  through
                                                           (v) above,  until the  Certificate  Principal  Balance  thereof has been reduced to zero; and
                                         (vii)    to  the  holders  of the  Class  B-6  Certificates,  any  Principal  Distribution
                                                           Amount  remaining  after  the  distributions  described  in (i)  through
                                                           (vi) above,  until the  Certificate  Principal  Balance thereof has been reduced to zero.

                                         On each Distribution Date (a) on or after the Stepdown Date and  (b) on  which  a Trigger
                                         Event  is not in  effect,  the  Principal  Distribution  Amount  shall be  distributed  as follows:

                                         (i)      the  Principal  Distribution  Amount to the holders of the Class A  Certificates, pro rata, to the extent of the Class A Principal  Distribution Amount, until the  Certificate  Principal  Balance of each such class has been  reduced to zero;
                                         (ii)     to  the  holders  of  the  Class  B-1  Certificates,   the  Class  B-1  Principal
                                                       Distribution  Amount,  until the Certificate  Principal  Balance thereof has been reduced to zero;
                                         (iii)    to  the  holders  of  the  Class  B-2  Certificates,   the  Class  B-2  Principal
                                                       Distribution  Amount,  until  the  Certificate   Principal  Balance  thereof
                                                       has  been  reduced  to  zero;
                                         (iv)     to  the  holders  of  the  Class  B-3  Certificates,   the  Class  B-3  Principal
                                                       Distribution  Amount,  until  the  Certificate   Principal  Balance  thereof
                                                       has  been  reduced  to  zero;
                                         (v)      to  the  holders  of  the  Class  B-4  Certificates,   the  Class  B-4  Principal
                                                       Distribution  Amount,  until  the  Certificate   Principal  Balance  thereof
                                                       has  been  reduced  to  zero;
                                         (vi)     to  the  holders  of  the  Class  B-5  Certificates,   the  Class  B-5  Principal
                                                       Distribution  Amount,  until  the  Certificate   Principal  Balance  thereof
                                                       has  been  reduced  to  zero; and
                                         (vii)    to  the  holders  of  the  Class  B-6  Certificates,   the  Class  B-6  Principal
                                                       Distribution  Amount,  until  the  Certificate   Principal  Balance  thereof
                                                       has  been  reduced  to  zero.

Net Monthly Excess Cashflow              With respect to any Distribution Date, the available  distribution  amount remaining after
Distributions:                           distribution of the Interest  Remittance Amount and the Principal  Distribution  Amount as
                                         described above ("Net Monthly Excess Cashflow") shall be distributed as follows:

                                         (i)      to  the  holders  of  the  class  or  classes  of   Certificates   then  entitled
                                                       to receive  distributions  in respect of  principal,  in an amount  equal to
                                                       the  Overcollateralization   Increase  Amount,   distributable  as  part  of
                                                       the  Principal Distribution Amount;
                                         (ii)     from Net Monthly Excess Cashflow  attributable to the Interest Remittance Amount, to the  holders  of the  Class A  Certificates,  in an amount  equal  to any
                                                       Interest  Carry  Forward  Amounts to the  extent  unpaid  from the  Interest
                                                       Remittance Amount;
                                         (iii)    from Net Monthly Excess Cashflow  attributable to the Interest Remittance Amount, to the  holders  of the  Class A  Certificates,  in an  amount  equal to the previously allocated realized loss amounts, if any;
                                         (iv)     to the holders of the Class B-1,  Class B-2,  Class B-3, Class B-4, Class B-5 and
                                                       Class B-6  Certificates,  in that order,  in an amount  equal to the related
                                                       Interest  Carry  Forward  Amount and any  allocated  realized  loss  amounts allocable to such certificates;
                                         (v)      to the holders of the Class A-1  Certificates,  any Basis Risk Carryover  Amounts
                                                       for such classes;
                                         (vi)     to the holders of the Class B Certificates,  any Basis Risk Carryover Amounts for
                                                       such classes;
                                         (vii)    to the  holders  of the  Class A  Certificates  and Class B  Certificates,  in an
                                                       amount  equal  to  such  certificates'  allocated  share  of any  Prepayment
                                                       Interest    Shortfalls    and   any    shortfalls    resulting    from   the
                                                       application   of  the   Relief   Act,   in  each  case,   without   interest
                                                       accrued thereon; and
                                         (viii)   To the  holders of the Class R  Certificates,  as  provided  in the  pooling  and servicing agreement.

Principal Distribution                   The Principal  Distribution  Amount for any Distribution  Date and each loan group will be
Amount:                                  the sum of (i) the  principal  portion of all  scheduled  monthly  payments on the related mortgage  loans due during the related Due Period,  whether or not received on or prior to the related  Determination  Date; (ii) the principal  portion of all proceeds  received in respect of the repurchase of a mortgage loan (or, in the case of a  substitution,  certain amounts  representing  a principal  adjustment)  as required by the Pooling and  Servicing
                                         Agreement  during  the  related  Prepayment  Period;  (iii) the  principal  portion of all
                                         other  unscheduled  collections,   including  insurance  proceeds,   liquidation  proceeds
                                         and  all  full  and   partial   principal   prepayments,   received   during  the  related
                                         Prepayment  Period,  to the extent  applied as  recoveries  of  principal  on the  related mortgage  loans,  and  (iv) a  percentage  of  the  amount  of  any  Overcollateralization
                                         Increase  Amount for such  Distribution  Date MINUS (i) a percentage  of the amount of any
                                         Overcollateralization   Release  Amount  for  such  Distribution  Date  allocated  to  the
                                         Principal  Distribution Amount based on the amount of principal for such Distribution Date and (ii) the amount of any principal  prepayments in full, partial principal  prepayments, net liquidation  proceeds,  repurchase proceeds and scheduled principal payments,  in that order,  included in the  Available  Funds for such  Distribution  Date that are applied as
                                         Interest Funds in connection with any Deferred  Interest in accordance with the definition of Net Deferred Interest.

Class A Principal Distribution           For any  Distribution  Date on or after the Stepdown  Date on which a Trigger Event is not
Amount:                                  in  effect,  an  amount  equal to the  excess  (if any) of (x) the  aggregate  Certificate
                                         Principal Balance of the Class A Certificates  immediately prior to such Distribution Date over (y) the excess of (a) the aggregate  stated  principal  balance of the mortgage loans as of the  last day of the  related  due  period  (after  reduction  for  Realized  Losses incurred during the related  Prepayment  Period) over (b) the aggregate  stated  principal balance  of the  mortgage  loans as of the  last  day of the  related  due  period  (after reduction for Realized Losses incurred during the related  Prepayment  Period)  multiplied by (i)  prior to the  distribution  date in May  2012,  28.750%  and (ii) on or after  the distribution date in May 2012, 23.000%.

Class B-1 Principal Distribution         For any  Distribution  Date on or after the Stepdown  Date on which a Trigger Event is not
Amount:                                  in  effect,  an  amount  equal to the  excess  (if any) of (x) the  Certificate  Principal
                                         Balance of the Class B-1 Certificates  immediately  prior to such  Distribution  Date over
                                         (y) the excess of (a) the aggregate stated  principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for  Realized  Losses  incurred during the related  Prepayment  Period) over (b) the sum of (1) the aggregate  Certificate
                                         Principal  Balance of the Class A  Certificates  (after taking into account the payment of the  Class A  Principal  Distribution  Amounts  for such  Distribution  Date)  and (2) the aggregate  stated  principal  balance  of the  mortgage  loans  as of the  last day of the related due period  (after  reduction  for  Realized  Losses  incurred  during the related
                                         Prepayment  Period)  multiplied by (i) prior to the distribution date in May 2012, 18.375%
                                         and (ii) on or after the distribution date in May 2012, 14.700%.

Class B-2 Principal Distribution         For any  Distribution  Date on or after the Stepdown  Date on which a Trigger Event is not
Amount:                                  in  effect,  an  amount  equal to the  excess  (if any) of (x) the  Certificate  Principal
                                         Balance of the Class B-2 Certificates  immediately  prior to such  Distribution  Date over
                                         (y) the excess of (a) the aggregate stated  principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for  Realized  Losses  incurred during the related  Prepayment  Period) over (b) the sum of (1) the aggregate  Certificate
                                         Principal  Balance of the Class A  Certificates  (after taking into account the payment of the  Class  A  Principal  Distribution  Amounts  for  such  Distribution  Date),  (2)  the aggregate  Certificate  Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal  Distribution Amounts for such Distribution
                                         Date) and (3) the  aggregate  stated  principal  balance of the  mortgage  loans as of the last day of the related due period (after  reduction for Realized  Losses  incurred during the related  Prepayment  Period)  multiplied by (i) prior to the distribution  date in May
                                         2012, 13.000% and (ii) on or after the distribution date in May 2012, 10.400%.

Class B-3 Principal Distribution         For any  Distribution  Date on or after the Stepdown  Date on which a Trigger Event is not
Amount:                                  in  effect,  an  amount  equal to the  excess  (if any) of (x) the  Certificate  Principal
                                         Balance of the Class B-3 Certificates  immediately  prior to such  Distribution  Date over
                                         (y) the excess of (a) the aggregate stated  principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for  Realized  Losses  incurred during the related  Prepayment  Period) over (b) the sum of (1) the aggregate  Certificate
                                         Principal  Balance of the Class A  Certificates  (after taking into account the payment of the  Class  A  Principal  Distribution  Amounts  for  such  Distribution  Date),  (2)  the aggregate  Certificate  Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal  Distribution Amounts for such Distribution
                                         Date),  (3) the  aggregate  Certificate  Principal  Balance of the Class B-2  Certificates
                                         (after  taking into account the payment of the Class B-2  Principal  Distribution  Amounts for  such  Distribution  Date)  and (4) the  aggregate  stated  principal  balance  of the mortgage loans as of the last day of the related due period (after  reduction for Realized
                                         Losses  incurred  during the related  Prepayment  Period)  multiplied  by (i) prior to the distribution  date in May 2012,  11.500% and (ii) on or after the distribution date in May
                                         2012, 9.200%.

Class B-4 Principal Distribution         For any  Distribution  Date on or after the Stepdown  Date on which a Trigger Event is not
Amount:                                  in  effect,  an  amount  equal to the  excess  (if any) of (x) the  Certificate  Principal
                                         Balance of the Class B-4 Certificates  immediately  prior to such  Distribution  Date over
                                         (y) the excess of (a) the aggregate stated  principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for  Realized  Losses  incurred during the related  Prepayment  Period) over (b) the sum of (1) the aggregate  Certificate
                                         Principal  Balance of the Class A  Certificates  (after taking into account the payment of the  Class  A  Principal  Distribution  Amounts  for  such  Distribution  Date),  (2)  the aggregate  Certificate  Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal  Distribution Amounts for such Distribution
                                         Date) (3) the  aggregate  Certificate  Principal  Balance  of the  Class B-2  Certificates
                                         (after  taking into account the payment of the Class B-2  Principal  Distribution  Amounts for such Distribution Date), (4) the aggregate  Certificate Principal Balance of the Class
                                         B-3  Certificates  (after  taking  into  account  the  payment of the Class B-3  Principal
                                         Distribution  Amounts for such Distribution  Date), and (5) the aggregate stated principal balance  of the  mortgage  loans as of the  last  day of the  related  due  period  (after reduction for Realized Losses incurred during the related  Prepayment  Period)  multiplied by (i)  prior to the  distribution  date in May  2012,  9.875%  and  (ii) on or after  the distribution date in May 2012, 7.900%.

Class B-5 Principal Distribution         For any  Distribution  Date on or after the Stepdown  Date on which a Trigger Event is not
Amount:                                  in  effect,  an  amount  equal to the  excess  (if any) of (x) the  Certificate  Principal
                                         Balance of the Class B-5 Certificates  immediately  prior to such  Distribution  Date over
                                         (y) the excess of (a) the aggregate stated  principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for  Realized  Losses  incurred during the related  Prepayment  Period) over (b) the sum of (1) the aggregate  Certificate
                                         Principal  Balance of the Class A  Certificates  (after taking into account the payment of the  Class  A  Principal  Distribution  Amounts  for  such  Distribution  Date),  (2)  the aggregate  Certificate  Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal  Distribution Amounts for such Distribution
                                         Date) (3) the  aggregate  Certificate  Principal  Balance  of the  Class B-2  Certificates
                                         (after  taking into account the payment of the Class B-2  Principal  Distribution  Amounts for such Distribution Date), (4) the aggregate  Certificate Principal Balance of the Class
                                         B-3  Certificates  (after  taking  into  account  the  payment of the Class B-3  Principal
                                         Distribution Amounts for such Distribution Date), (5) the aggregate  Certificate Principal
                                         Balance of the Class B-4 Certificates  (after taking into account the payment of the Class
                                         B-4  Principal  Distribution  Amounts for such  Distribution  Date) and (6) the  aggregate stated  principal  balance of the  mortgage  loans as of the last day of the  related  due period  (after  reduction  for  Realized  Losses  incurred  during the related  Prepayment
                                         Period)  multiplied by (i) prior to the distribution  date in May 2012, 8.250% and (ii) on or after the distribution date in May 2012, 6.600%.

Class B-6 Principal Distribution         For any  Distribution  Date on or after the Stepdown  Date on which a Trigger Event is not
Amount:                                  in  effect,  an  amount  equal to the  excess  (if any) of (x) the  Certificate  Principal
                                         Balance of the Class B-6 Certificates  immediately  prior to such  Distribution  Date over
                                         (y) the excess of (a) the aggregate stated  principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for  Realized  Losses  incurred during the related  Prepayment  Period) over (b) the sum of (1) the aggregate  Certificate
                                         Principal  Balance of the Class A  Certificates  (after taking into account the payment of the  Class  A  Principal  Distribution  Amounts  for  such  Distribution  Date),  (2)  the aggregate  Certificate  Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal  Distribution Amounts for such Distribution
                                         Date) (3) the  aggregate  Certificate  Principal  Balance  of the  Class B-2  Certificates
                                         (after  taking into account the payment of the Class B-2  Principal  Distribution  Amounts for such Distribution Date), (4) the aggregate  Certificate Principal Balance of the Class
                                         B-3  Certificates  (after  taking  into  account  the  payment of the Class B-3  Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  and (5) the  aggregate  Certificate
                                         Principal Balance of the Class B-4 Certificates  (after taking into account the payment of the Class B-4  Principal  Distribution  Amounts  for such  Distribution  Date) and (6) the aggregate  Certificate  Principal Balance of the Class B-5 Certificates (after taking into account the payment of the Class B-5 Principal  Distribution Amounts for such Distribution
                                         Date) and (7)the aggregate  stated principal  balance of the mortgage loans as of the last day of the related due period (after  reduction for Realized  Losses  incurred  during the related  Prepayment  Period) multiplied by (i) prior to the distribution date in May 2012,
                                         4.875% and (ii) on or after the distribution date in May 2012, 3.900%.

Class B-7 Principal Distribution         For any  Distribution  Date on or after the Stepdown  Date on which a Trigger Event is not
Amount:                                  in  effect,  an  amount  equal to the  excess  (if any) of (x) the  Certificate  Principal
                                         Balance of the Class B-7 Certificates  immediately  prior to such  Distribution  Date over
                                         (y) the excess of (a) the aggregate stated  principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for  Realized  Losses  incurred during the related  Prepayment  Period) over (b) the sum of (1) the aggregate  Certificate
                                         Principal  Balance of the Class A  Certificates  (after taking into account the payment of the  Class  A  Principal  Distribution  Amounts  for  such  Distribution  Date),  (2)  the aggregate  Certificate  Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal  Distribution Amounts for such Distribution
                                         Date) (3) the  aggregate  Certificate  Principal  Balance  of the  Class B-2  Certificates
                                         (after  taking into account the payment of the Class B-2  Principal  Distribution  Amounts for such Distribution Date), (4) the aggregate  Certificate Principal Balance of the Class
                                         B-3  Certificates  (after  taking  into  account  the  payment of the Class B-3  Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  and (5) the  aggregate  Certificate
                                         Principal Balance of the Class B-4 Certificates  (after taking into account the payment of the  Class  B-4  Principal  Distribution  Amounts  for  such  Distribution  Date)  (6) the aggregate  Certificate  Principal Balance of the Class B-5 Certificates (after taking into account the payment of the Class B-5 Principal  Distribution Amounts for such Distribution
                                         Date),  (7) the  aggregate  Certificate  Principal  Balance of the Class B-6  Certificates
                                         (after  taking into account the payment of the Class B-6  Principal  Distribution  Amounts for such Distribution  Date) and (8)the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after  reduction  for Realized  Losses
                                         incurred  during  the  related   Prepayment   Period)  multiplied  by  (i)  prior  to  the
                                         distribution  date in May 2012,  3.625% and (ii) on or after the distribution  date in May
                                         2012, 2.900%.
                                         Information concerning the sponsor's prior residential mortgage loan securitization
Static Pool Information:                 involving prime or alternative-a mortgage loans secured by first lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.bearstearns.com/transactions/sami_ii/gpmf2006-ar3.  On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet.  Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

                                               Exhibit 1 - Available Funds Cap Schedule

                         Class 1-A-1 Class 2-A-1Class 2-A-2 Class 3-A-1 Class 3-A-2
Distribution              Effective  Effective   Effective   Effective  Effective
Date                        Coupon     Coupon      Coupon      Coupon     Coupon
25-May-06                    4.90       4.88        4.88        4.90       5.00
25-June-06 and Thereafter   10.50       10.50      10.50       10.50       10.50

                         Class 3-A-3 Class 4-A-1Class 4-A-2
Distribution              Effective  Effective   Effective
Date                        Coupon     Coupon      Coupon
                25-May-06    4.91       4.88        4.94
25-June-06 and Thereafter   10.50       10.50      10.50

                          Class B-1   Class B-2  Class B-3   Class B-4   Class B-5  Class B-6   Class B-7
Distribution              Effective  Effective   Effective   Effective  Effective   Effective   Effective
Date                        Coupon     Coupon      Coupon      Coupon     Coupon      Coupon      Coupon
                25-May-06    5.12       5.15        5.19        5.47       5.57        6.77        6.77
25-June-06 and Thereafter   10.50       10.50      10.50       10.50       10.50      10.50       10.50

                                                      Exhibit II - Yield Tables
Class 1-A-1 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              7.86         5.33         3.90         3.03         2.44          2.00         1.36         0.98
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    2/25/2009
Prin. Window Len        231          165          124          98           80            67           48           34
Yield                  5.02         5.02         5.03         5.03         5.03          5.03         5.03         5.03

Class 2-A-1 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              7.77         5.29         3.88         3.01         2.41          1.98         1.34         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    2/25/2009
Prin. Window Len        231          165          124          98           80            67           48           34
Yield                  5.00         5.00         5.00         5.00         5.01          5.01         5.01         5.01

Class 2-A-2 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              7.77         5.29         3.88         3.01         2.41          1.98         1.34         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    2/25/2009
Prin. Window Len        231          165          124          98           80            67           48           34
Yield                  5.00         5.00         5.00         5.00         5.01          5.01         5.01         5.01

Class 3-A-1 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              7.80         5.30         3.89         3.01         2.42          1.99         1.35         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    2/25/2009
Prin. Window Len        231          165          124          98           80            67           48           34
Yield                  5.02         5.02         5.03         5.03         5.03          5.03         5.03         5.03

Class 3-A-2 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              7.80         5.30         3.89         3.01         2.42          1.99         1.35         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    2/25/2009
Prin. Window Len        231          165          124          98           80            67           48           34
Yield                  5.13         5.13         5.13         5.13         5.13          5.13         5.13         5.13

Class 3-A-3 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              7.80         5.30         3.89         3.01         2.42          1.99         1.35         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    2/25/2009
Prin. Window Len        231          165          124          98           80            67           48           34
Yield                  5.03         5.04         5.04         5.04         5.04          5.04         5.04         5.04

Class 4-A-1 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              7.79         5.30         3.89         3.01         2.42          1.99         1.35         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    2/25/2009
Prin. Window Len        231          165          124          98           80            67           48           34
Yield                  5.00         5.00         5.00         5.00         5.01          5.01         5.01         5.01

Class 4-A-2 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              7.79         5.30         3.89         3.01         2.42          1.99         1.35         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    2/25/2009
Prin. Window Len        231          165          124          98           80            67           48           34
Yield                  5.07         5.07         5.07         5.07         5.07          5.07         5.07         5.07

Class B-1 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              13.31        9.44         7.32         5.90         4.89          4.26         3.87         2.97
Prin. Start Date     6/25/2013    6/25/2012   11/25/2010   11/25/2009    5/25/2009    7/25/2009    11/25/2009    2/25/2009
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    4/25/2009
Prin. Window Len        146          92           70           56           44            29            6            3
Yield                  5.25         5.25         5.25         5.25         5.25          5.25         5.25         5.25

Class B-2 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              13.31        9.42         7.30         5.89         4.89          4.23         3.63         2.99
Prin. Start Date     6/25/2013    5/25/2012   11/25/2010   11/25/2009    5/25/2009    6/25/2009     9/25/2009    4/25/2009
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    4/25/2009
Prin. Window Len        146          93           70           56           44            30            8            1
Yield                  5.28         5.28         5.28         5.28         5.28          5.28         5.29         5.28

Class B-3 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              13.31        9.40         7.30         5.89         4.89          4.22         3.54         2.99
Prin. Start Date     6/25/2013    5/25/2012   11/25/2010   11/25/2009    5/25/2009    6/25/2009     8/25/2009    4/25/2009
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    4/25/2009
Prin. Window Len        146          93           70           56           44            30            9            1
Yield                  5.32         5.32         5.32         5.33         5.33          5.33         5.33         5.33

Class B-4 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              13.31        9.40         7.30         5.89         4.89          4.22         3.53         2.99
Prin. Start Date     6/25/2013    5/25/2012   11/25/2010   11/25/2009    5/25/2009    6/25/2009     7/25/2009    4/25/2009
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    4/25/2009
Prin. Window Len        146          93           70           56           44            30           10            1
Yield                  5.62         5.62         5.62         5.62         5.62          5.62         5.62         5.62

Class B-5 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              13.31        9.40         7.29         5.88         4.89          4.20         3.48         2.99
Prin. Start Date     6/25/2013    5/25/2012   11/25/2010   11/25/2009    5/25/2009    5/25/2009     7/25/2009    4/25/2009
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    4/25/2009
Prin. Window Len        146          93           70           56           44            31           10            1
Yield                  5.72         5.72         5.72         5.72         5.72          5.72         5.72         5.72

Class B-6 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              13.24        9.33         7.24         5.85         4.86          4.19         3.45         2.99
Prin. Start Date     6/25/2013    4/25/2012   11/25/2010   11/25/2009    5/25/2009    5/25/2009     6/25/2009    4/25/2009
Prin. End Date       7/25/2025    1/25/2020    8/25/2016    6/25/2014   12/25/2012    11/25/2011    4/25/2010    4/25/2009
Prin. Window Len        146          94           70           56           44            31           11            1
Yield                  6.97         6.97         6.97         6.97         6.97          6.97         6.97         6.97

Class B-7 to Call
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              12.66        8.86         6.88         5.56         4.73          4.08         3.36         2.99
Prin. Start Date     6/25/2013    4/25/2012   11/25/2010   11/25/2009    5/25/2009    5/25/2009     5/25/2009    4/25/2009
Prin. End Date      11/25/2023    9/25/2018    8/25/2015    8/25/2013    4/25/2012    10/25/2011    4/25/2010    4/25/2009
Prin. Window Len        126          78           58           46           36            30           12            1
Yield                  6.97         6.97         6.97         6.97         6.97          6.97         6.97         6.97

Class 1-A-1 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              8.32         5.73         4.22         3.29         2.66          2.18         1.49         0.98
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       1/25/2039    3/25/2033    1/25/2028    1/25/2024   11/25/2020    7/25/2018     3/25/2015    2/25/2009
Prin. Window Len        393          323          261          213          175          147           107          34
Yield                  5.03         5.03         5.04         5.04         5.04          5.04         5.04         5.03

Class 2-A-1 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              8.18         5.67         4.20         3.26         2.62          2.15         1.46         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       9/25/2038    3/25/2033    3/25/2028   12/25/2023    9/25/2020    4/25/2018     1/25/2015    2/25/2009
Prin. Window Len        389          323          263          212          173          144           105          34
Yield                  5.01         5.01         5.01         5.02         5.02          5.02         5.02         5.01

Class 2-A-2 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              8.18         5.67         4.20         3.26         2.62          2.15         1.46         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       9/25/2038    3/25/2033    3/25/2028   12/25/2023    9/25/2020    4/25/2018     1/25/2015    2/25/2009
Prin. Window Len        389          323          263          212          173          144           105          34
Yield                  5.01         5.01         5.01         5.02         5.02          5.02         5.02         5.01

Class 3-A-1 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              8.22         5.69         4.20         3.27         2.63          2.16         1.47         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       1/25/2039    3/25/2033    3/25/2028    1/25/2024   11/25/2020    6/25/2018     3/25/2015    2/25/2009
Prin. Window Len        393          323          263          213          175          146           107          34
Yield                  5.03         5.03         5.04         5.04         5.04          5.04         5.04         5.03

Class 3-A-2 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              8.22         5.69         4.20         3.27         2.63          2.16         1.47         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       1/25/2039    3/25/2033    3/25/2028    1/25/2024   11/25/2020    6/25/2018     3/25/2015    2/25/2009
Prin. Window Len        393          323          263          213          175          146           107          34
Yield                  5.14         5.14         5.14         5.15         5.15          5.15         5.15         5.13

Class 3-A-3 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              8.22         5.69         4.20         3.27         2.63          2.16         1.47         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date       1/25/2039    3/25/2033    3/25/2028    1/25/2024   11/25/2020    6/25/2018     3/25/2015    2/25/2009
Prin. Window Len        393          323          263          213          175          146           107          34
Yield                  5.04         5.04         5.05         5.05         5.05          5.05         5.06         5.04

Class 4-A-1 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              8.21         5.68         4.20         3.27         2.64          2.16         1.47         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date      12/25/2038    3/25/2033    2/25/2028    1/25/2024   11/25/2020    7/25/2018     3/25/2015    2/25/2009
Prin. Window Len        392          323          262          213          175          147           107          34
Yield                  5.01         5.01         5.01         5.02         5.02          5.02         5.02         5.01

Class 4-A-2 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              8.21         5.68         4.20         3.27         2.64          2.16         1.47         0.97
Prin. Start Date     5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006    5/25/2006     5/25/2006    5/25/2006
Prin. End Date      12/25/2038    3/25/2033    2/25/2028    1/25/2024   11/25/2020    7/25/2018     3/25/2015    2/25/2009
Prin. Window Len        392          323          262          213          175          147           107          34
Yield                  5.07         5.08         5.08         5.08         5.08          5.09         5.09         5.07

Class B-1 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              14.14        10.18        7.91         6.38         5.28          4.61         4.19         4.39
Prin. Start Date     6/25/2013    6/25/2012   11/25/2010   11/25/2009    5/25/2009    7/25/2009    11/25/2009    2/25/2009
Prin. End Date       6/25/2033    7/25/2027   10/25/2022    5/25/2019    1/25/2017    4/25/2015    10/25/2012    1/25/2013
Prin. Window Len        241          182          144          115          93            70           36           48
Yield                  5.26         5.26         5.26         5.27         5.27          5.27         5.27         5.32

Class B-2 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              14.02        10.03        7.79         6.28         5.21          4.51         3.91         4.14
Prin. Start Date     6/25/2013    5/25/2012   11/25/2010   11/25/2009    5/25/2009    6/25/2009     9/25/2009    2/25/2010
Prin. End Date       8/25/2031    7/25/2025    1/25/2021   12/25/2017   11/25/2015    4/25/2014     4/25/2012   12/25/2010
Prin. Window Len        219          159          123          98           79            59           32           11
Yield                  5.29         5.29         5.29         5.29         5.30          5.30         5.30         5.35

Class B-3 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              13.91        9.90         7.70         6.21         5.15          4.45         3.79         3.77
Prin. Start Date     6/25/2013    5/25/2012   11/25/2010   11/25/2009    5/25/2009    6/25/2009     8/25/2009   12/25/2009
Prin. End Date      12/25/2029   10/25/2023    8/25/2019   11/25/2016   11/25/2014    6/25/2013    11/25/2011    7/25/2010
Prin. Window Len        199          138          106          85           67            49           28            8
Yield                  5.33         5.33         5.33         5.34         5.34          5.34         5.34         5.38

Class B-4 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              13.83        9.83         7.64         6.16         5.10          4.42         3.75         3.66
Prin. Start Date     6/25/2013    5/25/2012   11/25/2010   11/25/2009    5/25/2009    6/25/2009     7/25/2009   11/25/2009
Prin. End Date       4/25/2029    3/25/2023    2/25/2019    6/25/2016    8/25/2014    3/25/2013     9/25/2011    5/25/2010
Prin. Window Len        191          131          100          80           64            46           27            7
Yield                  5.62         5.63         5.63         5.63         5.63          5.63         5.64         5.69

Class B-5 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              13.71        9.72         7.55         6.09         5.05          4.35         3.68         3.53
Prin. Start Date     6/25/2013    5/25/2012   11/25/2010   11/25/2009    5/25/2009    5/25/2009     7/25/2009    9/25/2009
Prin. End Date       5/25/2028    5/25/2022    7/25/2018   12/25/2015    3/25/2014    11/25/2012    6/25/2011    3/25/2010
Prin. Window Len        180          121          93           74           59            43           24            7
Yield                  5.73         5.73         5.73         5.73         5.73          5.73         5.74         5.79

Class B-6 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              13.35        9.41         7.31         5.90         4.90          4.27         3.55         3.35
Prin. Start Date     6/25/2013    4/25/2012   11/25/2010   11/25/2009    5/25/2009    5/25/2009     6/25/2009    7/25/2009
Prin. End Date       5/25/2027    6/25/2021   10/25/2017    5/25/2015    9/25/2013    6/25/2012     2/25/2011   12/25/2009
Prin. Window Len        168          111          84           67           53            38           21            6
Yield                  6.97         6.97         6.98         6.98         6.98          6.99         7.00         7.08

Class B-7 to Maturity
Price 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life              12.66        8.86         6.88         5.56         4.73          4.08         3.36         3.20
Prin. Start Date     6/25/2013    4/25/2012   11/25/2010   11/25/2009    5/25/2009    5/25/2009     5/25/2009    6/25/2009
Prin. End Date      11/25/2023    9/25/2018    8/25/2015    8/25/2013    4/25/2012    10/25/2011    4/25/2010    7/25/2009
Prin. Window Len        126          78           58           46           36            30           12            2
Yield                  6.97         6.97         6.97         6.97         6.97          6.97         6.97         7.03

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                                                          Contact Information

MBS Trading
---------------------------------------------------------------------------------------------------------------------------------------
Michael Nierenberg                                   Tel: (212) 272-4976
Senior Managing Director                             mnierenberg@bear.com

Paul Van Lingen                                      Tel: (212) 272-4976
Senior Managing Director                             pvanlingen@bear.com

MBS Structuring

Mark Michael                                         Tel: (212) 272-5451
Managing Director                                    mmichael@bear.com

MBS Banking
Baron Silverstein                                    Tel: (212) 272-3877
Senior Managing Director                             bsilverstein@bear.com

Jeff Maggard                                         Tel: (212) 272-3877
Managing Director                                    jmaggard@bear.com

Ryan Bell                                            Tel: (212) 272-2533
Analyst                                              rbell@bear.com

Syndicate

Carol Fuller                                         Tel: (212) 272-4955
Senior Managing Director                             cfuller@bear.com

Angela Ward                                           Tel: (212) 272-4955
Vice-President                                        adward@bear.com

Rating Agencies

 Julia Clements- S&P                                  Tel: (212) 438-8432
                                                      julia_clements@standardandpoors.com

Amita Shrivastava - Moody's                           Tel: (201) 915-8730
                                                      amita.shrivastava@moodys.com

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